UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009
CAPSTEAD MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08896	75-2027937

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 874-2323
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 29, 2009, Capstead Mortgage Corporation issued a press release announcing second quarter 2009 results. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.
99.1	Press release issued by Capstead Mortgage Corporation dated July 29, 2009 announcing second quarter results.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
July 29, 2009	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Executive Vice President and Chief Financial Officer